                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant[x]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.1a-11(c) or Section 240.1a-
       12

                          NASHVILLE COUNTRY CLUB, INC.
                (Name of Registrant as Specified In Its Charter)

                          NASHVILLE COUNTRY CLUB, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

              Title of each class of securities to which transaction applies:
              Not applicable.

              Aggregate number of securities to which transaction applies: Not applicable.

              Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* Not applicable.

              Proposed maximum aggregate value of transaction:  Not applicable.


       * Set forth amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              Amount previously paid:  Not applicable.

              Form, Schedule or Registration Statement No.:  Not applicable.

              Filing Party:  Not applicable.

              Date Filed:  Not applicable.

August 5, 1997


Dear Fellow Shareholder:

       This year's Annual Meeting of Shareholders (the "Meeting") will be held on Monday, September 8, 1997, at the Liftside Inn at The Village at Breckenridge Resort, Breckenridge, Colorado, commencing at 9:00 a.m. local time. You are cordially invited to attend. At the Meeting you will be asked to:

       1.     elect thirteen directors;

       2. approve the Nashville Country Club, Inc. 1997 Stock Option Plan (the "1997 Plan");

       3. approve changing the name of the Company to TBA Entertainment Corporation;

       4.     approve reincorporating the Company in Delaware; and

       5. transact such other business as may properly come before the Meeting.

       To be certain that your shares are voted at the Meeting, whether or not you plan to attend in person, please sign, date and return the enclosed proxy card as soon as possible. Your vote is important.

       At the Meeting, management will review the Company's activities during the past year and its plans and prospects for the future. An opportunity will be provided for questions by shareholders. I hope you will be able to join us.

                                                  Sincerely,

                                                  NASHVILLE COUNTRY CLUB, INC.


                                                  Thomas Jackson Weaver III
                                                  Chairman of the Board, Chief
                                                  Executive Officer
                                                         and President

                          NASHVILLE COUNTRY CLUB, INC.
                          402 HERITAGE PLANTATION WAY
                        HICKORY VALLEY, TENNESSEE  38042


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                          TO BE HELD SEPTEMBER 8, 1997



To the Shareholders of
NASHVILLE COUNTRY CLUB, INC.


       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Nashville Country Club, Inc. (the "Company") will be held on Monday, September 8, 1997, at the Liftside Inn at The Village at Breckenridge Resort, Breckenridge, Colorado, commencing at 9:00 a.m. local time, for the following purposes:

       (i) To elect thirteen directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualify;

       (ii) To approve the Nashville Country Club, Inc. 1997 Stock Option Plan (the "1997 Plan");

       (iii) To approve changing the name of the Company to TBA Entertainment Corporation;

       (iv)   To approve reincorporating the Company in Delaware; and

       (v) To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Proxy Statement relating to the Meeting, in which the foregoing matters are described in more detail, and the Annual Report outlining the Company's operations for the year ended December 31, 1996, accompanies this Notice of Annual Meeting of Shareholders.

       Only shareholders of record at the close of business on July 25, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of such shareholders, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such shareholder, will be available for examination by any shareholder for any purpose germane to the Meeting during ordinary business hours for a period of at least ten days prior to the Meeting at the offices of the Company at 402 Heritage Plantation Way, Hickory Valley, Tennessee.

       Your vote is important. Whether or not you expect to be personally present at the Meeting, please complete, sign, date and return promptly the enclosed proxy in the enclosed pre-addressed, postage-paid return envelope.

                                           By Order of the Board of Directors,



                                           Frank A. McKinnie Weaver, Sr.
                                           Secretary

August 5, 1997

                          NASHVILLE COUNTRY CLUB, INC.
                          402 HERITAGE PLANTATION WAY
                        HICKORY VALLEY, TENNESSEE  38042


                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 8, 1997

       This Proxy Statement is being furnished to the shareholders of Nashville Country Club, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held at the Liftside Inn at The Village at Breckenridge Resort, Breckenridge, Colorado, on Monday, September 8, 1997, at 9:00 a.m. This Proxy Statement and the accompanying form of proxy, Notice of Annual Meeting of Shareholders and letter to shareholders are first being mailed to shareholders of the Company on or about August 8, 1997.


                            SOLICITATION OF PROXIES

       The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. The Company will also use the services of the proxy solicitation firm of Corporate Investor Communications, Inc. to assist in the solicitation of its proxies. For such services the Company will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.


                               PURPOSE OF MEETING

       At the Meeting, action will be taken to (i) elect thirteen directors to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected and qualify; (ii) approve the Nashville Country Club, Inc. 1997 Stock Option Plan (the "1997 Plan"); (iii) approve changing the name of the Company to TBA Entertainment Corporation (the "Name Change Proposal"); and (iv) approve reincorporating the Company in Delaware (the "Reincorporation Proposal").

       Shareholders are urged to sign the accompanying form of proxy and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the year ended December 31, 1996, return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement, FOR the approval of the 1997 Plan, FOR the approval of the Name Change Proposal and FOR the approval of the Reincorporation Proposal. The Company does not know of any other matters that are to come before the meeting. If any other matters are properly presented at the Meeting, however, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

                              REVOCATION OF PROXY

       Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting, or executing and delivering to the Secretary of the Company a later-dated proxy.


                         QUORUM AND VOTING REQUIREMENTS

       Only shareholders of record as of the close of business on July 25, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 5,400,275 shares of the Company's common stock, no par value per share (the "Common Stock"), issued and outstanding and entitled to vote. Each shareholder of record on the Record Date is entitled to one vote for each share of Common Stock held. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

       Each share of Common Stock may be voted to elect up to thirteen individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement. The Reincorporation Proposal requires the affirmative vote of at least a majority of the votes entitled to be cast. All other proposals require the affirmative vote of at least a majority of the votes cast.

       Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Because the Reincorporation Proposal requires the affirmative vote of at least a majority of the votes entitled to be cast, an abstention from voting on this proposal will have the same effect as a vote AGAINST the matter. Abstentions will have no effect on the outcome of the election of directors or the other proposals to be voted on at the Meeting.

       Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).
Because the Reincorporation Proposal requires the affirmative vote of at least a majority of the votes entitled to be cast, a broker non-vote on this proposal will have the same effect as a vote AGAINST the matter. Broker non-votes will have no effect on the outcome of the election of directors or the other proposals to be voted on at the Meeting.

                             ELECTION OF DIRECTORS

       The current Board of Directors consists of thirteen members. At the Meeting, thirteen directors are to be elected and will hold office until the next annual meeting of shareholders and until their successors have been elected and qualify. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company, his age, principal occupation, position with the Company, if any, and certain other information.

NAME                    AGE             PRINCIPAL OCCUPATION                          DIRECTOR SINCE
----                    ---             --------------------                          --------------
Frank Bumstead          53    Since 1989, Mr. Bumstead has been President and         June 1993
                              a principal shareholder of Flood, Bumstead,
                              McCready & McCarthy, Inc., a business
                              management firm which represents the financial
                              interests of artists, song writers and
                              producers in the music industry ("FBMM, Inc.").
                              Since 1993, he has also served as Chairman and
                              Chief Executive Officer, and been a principal
                              shareholder, of FBMS Financial, Inc., a
                              registered investment advisor under the
                              Investment Company Act of 1940 ("FBMS
                              Financial"). He is also Vice Chairman of the
                              Board of Response Oncology Inc. and a director
                              of First Union National Bank of Tennessee,
                              American Retirement Corp. and Veritas Music
                              Entertainment, Inc.

Charles Flood           51    Since 1989, Mr. Flood has been the Chairman of          May 1995
                              the Board and a principal shareholder of FBMM,
                              Inc. Since 1993 he has also served as a
                              Director and Treasurer, and been a principal
                              shareholder, of FBMS Financial. Prior to that
                              time, Mr. Flood worked at Capitol Records in
                              Nashville as the Director of Artist Relations
                              and later as Director of Talent Acquisition.
                              Mr. Flood is a director of Veritas Music
                              Entertainment, Inc.

Robert E. Geddes        51    Mr. Geddes has served as a director of the             April 1997
                              Company since April 1997.  Mr. Geddes is a
                              founder and the Chairman of the Board and Chief
                              Executive Officer of Eric/Chandler, Ltd.,
                              managing partner of Irvine Meadows
                              Amphitheater, a California general partnership,
                              and a director and executive officer of New
                              Avalon, Inc. and TBA Media, Inc.  For at least
                              the last five years, Mr. Geddes has served as a
                              director of Avalon Entertainment Group, Inc.
                              ("AEG").

Jeffrey McIntyre        46    Mr. McIntyre has served as Co-Managing Director        April 1996
                              of The Village at Breckenridge Resort (the
                              "Resort") since December 1994.  From 1988 to
                              1994, Mr. McIntyre was Senior Vice President of
                              Operations for Doubletree/Guest Quarters Suite
                              Hotels.  Mr McIntyre has served in management
                              positions for Radisson Hotel Corporation and
                              Sheraton Hotel Corporation.

NAME                    AGE             PRINCIPAL OCCUPATION                          DIRECTOR SINCE
----                    ---             --------------------                          --------------
Thomas Miserendino      47    Mr. Miserendino has served as a director of the        April 1997
                              Company since April 1997.  For at least the
                              last five years, Mr. Miserendino was the Chief
                              Financial Officer and Treasurer of AEG.  He has
                              served as President of Eric/Chandler, Ltd.
                              since 1986.  Mr. Miserendino is a director and
                              executive officer of New Avalon, Inc. and TBA
                              Media, Inc.  Mr. Miserendino is a certified
                              public accountant.

Prab Nallamilli         47    Since 1991, Mr. Nallamilli has owned and                June 1993
                              operated restaurants in London and has served
                              as a consultant in the restaurant industry.
                              From 1971 to 1991, Mr. Nallamilli served in
                              various capacities for Hard Rock International
                              plc and its predecessors, most recently as
                              Director of World Wide Operations.
                              Mr. Nallamilli is also a director of Sunrise
                              Diner, Limited.

Louis J. Risi, Jr.      59    For at least the last five years, Mr. Risi has         April 1996
                              served as the Chairman and Chief Executive
                              Officer of Risi Holdings Group, a private
                              investment and operating company. Prior to that
                              time, Mr. Risi held various executive
                              positions, including President, Director and
                              Chairman of the Executive Committee of Norin
                              Corp., an American Stock Exchange-traded
                              company, Chairman and Chief Executive Officer
                              of National Investors Fire and Casualty
                              Company, Executive Vice-President and Director
                              of the Detroit Red Wings Hockey Club, Inc.,
                              member of the Board of Governors of the
                              National Hockey League, Member of the Advisory
                              Counsel of the American Stock Exchange,
                              Director of the Chicago Rock Island and Pacific
                              Railroad, Director of Midland National Bank,
                              Executive Vice President and Director of Ivan
                              Tors Films, Inc., Director of Upper Lakes
                              Shipping, Ltd., Director of Maple Leaf Mills,
                              Ltd., Director of Investors Equity Life
                              Insurance Company of Hawaii, Director of
                              Corporate Foods, Inc. and Director of Southeast
                              Airlines, Inc. Mr. Risi is a director of
                              Bankmanagers Corp., a bank holding company in
                              Milwaukee, Wisconsin. Mr. Risi is the father of
                              Steven L. Risi.

Steven L. Risi          40    Mr. Risi has served as the Chief Financial             April 1996
                              Officer of Risi Holdings Group since 1989. He
                              has also served as trustee and personal adviser
                              to the beneficiary of the Bruce A. Norris
                              Trust, Wendy G. Norris, since 1988. Mr. Risi is
                              a director of Community Bank of Homestead,
                              Florida. Mr. Risi is a certified public
                              accountant. Mr. Risi is the son of Louis J.
                              Risi, Jr.

NAME                    AGE             PRINCIPAL OCCUPATION                          DIRECTOR SINCE
----                    ---             --------------------                          --------------
Jose F. Rosado                     48    For at least the last five years, Mr. Rosado           April 1996
                                         has served as the Chief Executive Officer of
                                         IBEX Institutional Advisors ("IBEX"), a real
                                         estate investment and management firm serving
                                         the domestic pension fund industry and
                                         corporate and individual offshore investors.

Mark van Hartesvelt                45    Mr. van Hartesvelt has served as Co-Managing           April 1996
                                         Director of the Resort since December 1994.
                                         From 1989 to 1994, Mr. van Hartesvelt was
                                         Senior Vice President of Marketing and Sales
                                         for Doubletree/Guest Quarters Suite Hotels. Mr.
                                         van Hartesvelt has served in management
                                         positions for Pratt Hotels Corporation, Resorts
                                         International, Harrah's Casinos, Holiday Inns,
                                         Inc. and Levanthal and Horwath.

Frank A. McKinnie Weaver, Sr.      36    Mr. Weaver has served as Vice President,                June 1993
                                         Correspondent Banking of National Bank of
                                         Commerce  ("NBC"), Memphis, Tennessee, in 1994.
                                         NBC is a wholly-owned subsidiary of National
                                         Commerce Bancorporation. Prior to joining NBC,
                                         Mr. Weaver served as Vice President and
                                         Director of The Whiteville Bank from 1991 to
                                         1994. Mr. Weaver is also a director of Heritage
                                         Trust Company and Heritage Farms of Hickory
                                         Valley, Inc. Mr. Weaver is the brother of
                                         Thomas J. Weaver III.

Thomas Jackson Weaver III          39    Mr. Weaver has served as Chairman of the Board,         June 1993
                                         President and Chief Executive Officer of the
                                         Company since its inception. From 1986 to 1988,
                                         Mr. Weaver served as president of Hard Rock
                                         International plc, an English public company
                                         whose securities traded on the London Stock
                                         Exchange and the American Stock Exchange. Since
                                         1988 he has been the President of Heritage
                                         Trust Company, a corporation with investments
                                         in numerous public and private companies.  Mr.
                                         Weaver continues to serve as President of
                                         Heritage Trust Company, but devotes his
                                         full-time efforts to the business operations of
                                         the Company. Mr. Weaver is the brother of Frank
                                         A. McKinnie Weaver, Sr.

Kyle Young                         42    Since 1985, Mr. Young has been the Deputy              March 1996
                                         Director of the Country Music Foundation (the
                                         "CMF"). From 1975 to 1985, Mr. Young was
                                         employed by the CMF in various capacities,
                                         including involvement in the development and
                                         licensing of television shows, radio programs
                                         and music festivals produced by the CMF. Mr.
                                         Young is involved in the Country Music
                                         Association, the National Academy of the
                                         Recording Arts and Sciences, the National
                                         Association of Independent Record Distributors,
                                         the Nashville Entertainment Association, the
                                         Inter-Museum Council of Nashville, the
                                         Nashville Institute for the Arts and Vanderbilt
                                         University Press.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       During the year ended December 31, 1996, the Board of Directors held one meeting. Other than Mr. Nallamilli, each of the directors attended at least
75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the year ended December 31, 1996 or, in the case of Messrs. McIntyre, Louis J. Risi, Jr., Steven L. Risi, Rosado, van Hartesvelt and Young, during the period in which they were directors.

       The Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee. The Board of Directors does not have a Nominating Committee.

       The Audit Committee currently consists of Messrs. Steven L. Risi, Kyle Young and Frank McKinnie Weaver, Sr. The Audit Committee met one time during the year ended December 31, 1996. The functions of the Audit Committee are (i) to review significant audit and accounting policies and practices; (ii) to review the scope of audits and reports; and (iii) to review the performance of the overall accounting and financial controls of the Company. The Audit Committee also recommends to the Board of Directors the independent auditors to perform the annual audit of the Company's financial statements.

       The Compensation Committee currently consists of Messrs. Steven L. Risi and Kyle Young. The functions of the Compensation Committee are (i) to review and recommend to the Board of Directors the direct and indirect compensation and employee benefits of the Company's executive officers; (ii) to review and administer the Company's employee benefit plans; (iii) to review the Company's policies relating to employee and executive compensation; and (iv) to review management's long-range planning for executive development and succession. The Compensation Committee also performs the functions of the nominating committee of the Board of Directors. The Compensation Committee did not meet during the year ended December 31, 1996.

       The Executive Committee was formed in May 1996 and currently consists of Messrs. Thomas J. Weaver (Chairman), McIntyre and van Hartesvelt. The Executive Committee did not formally meet during the year ended December 31, 1996.

COMPENSATION OF DIRECTORS

       Non-employee members of the Board of Directors are paid a fee of $100 for each board meeting personally attended and are reimbursed for their out-of-pocket expenses incurred in attending board meetings.

       AEG, a wholly-owned subsidiary of the Company, has entered into consulting agreements with Robert E. Geddes and Thomas Miserendino providing for consulting services to AEG for terms that commenced on April 21, 1997 and end on December 31, 2002. The agreements provide for annual base compensation of $100,000 for Mr. Geddes and $50,000 for Mr. Miserendino, with cost of living increases as determined by the Board of Directors of the Company, and, for each calendar year after 1996, annual incentive compensation based on AEG's operating results.

                               EXECUTIVE OFFICERS

       The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its meeting coinciding with the annual meeting of shareholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held with the Company by each individual.

       Name                        Age                   Title
       ----                        ---                   -----
Thomas J. Weaver III  . . . . . . .  39       Chairman of the Board, Chief
                                              Executive Officer and President

Bryan J. Cusworth . . . . . . . . .  37       Chief Financial Officer

Frank A. McKinnie Weaver, Sr. . . .  36       Director, Secretary

       For a description of the business experience of Messrs. Frank A. Weaver and Thomas J. Weaver, see "Election of Directors."

       Bryan J. Cusworth has served as Chief Financial Officer of the Company since September 1996. Prior to joining the Company, Mr. Cusworth was employed by Arthur Andersen LLP from July 1982 to September 1996, where he specialized in the resort, real estate and entertainment industries. Mr. Cusworth is a certified public accountant.


                             EXECUTIVE COMPENSATION

       Thomas J. Weaver III, the Company's Chairman of the Board, President and Chief Executive Officer, was the only executive officer of the Company who received annual salary and bonus in excess of $100,000 for the three years ended December 31, 1996 (the "Named Executive Officer"). Mr. Weaver received salaries of $88,942, $125,000 and $62,500, respectively, for the years 1994, 1995 and 1996. Mr. Weaver did not receive a bonus during any of those years. To assist the Company's cash flow position, Mr. Weaver waived one-half of his 1996 salary earned under his employment agreement. The Company has an employment agreement with Mr. Weaver. See "----Employment Agreements."

EMPLOYMENT AGREEMENTS

       The Company has entered into an employment agreement with Thomas J. Weaver III for a term of five years, commencing January 1, 1994. The agreement provides for an annual base salary of $125,000 and an annual bonus as determined by the Board of Directors based on the operating results of the Company. The agreement is automatically renewed on each anniversary date for an additional five-year term unless it is terminated by either party prior to the anniversary date. The agreement provides that Mr. Weaver is entitled to payment for the unexpired portion of the current term in the event his employment is terminated without cause by the Company. Under the agreement, cause is defined to include failure to perform the duties of his office, breach of fiduciary duty to the Company and willful violation of the confidentiality or non-competition provisions of the agreement.

       The Company has entered into employment agreements with Jeff McIntyre and Mark van Hartesvelt providing for the employment of Messrs. McIntyre and van Hartesvelt for five year terms commencing April 29, 1996. The agreements provide for annual base salaries of $125,000 and annual incentive bonuses based upon the operating results of the Resort.

       The Company has entered into an employment agreement with Prab Nallamilli for a term of five years, commencing January 1, 1994. The agreement provides for an annual base salary of $35,000.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth as of July 15, 1997 certain information with respect to the beneficial ownership of the Company's Common Stock and Series A Preferred Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock and Series A Preferred Stock of the Company, (ii) each of the Company's directors, (iii) the Named Executive Officer and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the shareholders listed below has sole voting and investment power with respect to the shares of Common Stock and Series A Preferred Stock beneficially owned.


                                              Number of Shares
                                             Beneficially Owned        Percent of Total
                                         --------------------------------------------------
                                                        Series A                  Series A
                                            Common      Preferred      Common    Preferred
        Name and Address(1)                  Stock        Stock        Stock       Stock
-----------------------------------      ------------ ------------- ----------- -----------
Thomas Jackson Weaver III . . . .        1,030,000(2)   152,839        18.2%       45.7%
Bryan Cusworth  . . . . . . . . .                0            0            0           0
Prab Nallamilli . . . . . . . . .                0          238            0           *
Frank Bumstead  . . . . . . . . .                0       36,099(3)         0        10.8
Charles Flood . . . . . . . . . .                0       36,099(3)         0        10.8
Jeffrey McIntyre  . . . . . . . .           18,233            0            *           0
Louis Risi, Jr. . . . . . . . . .          139,322(4)         0         2.6%           0
Steven L. Risi  . . . . . . . . .           20,684(4)         0            *           0
Jose F. Rosado  . . . . . . . . .          222,094(4)         0         4.1%           0
Mark van Hartesvelt . . . . . . .           18,233            0            *           0
Frank A. McKinnie Weaver, Sr  . .                0       54,000            0        16.2
Kyle Young  . . . . . . . . . . .                0            0            0           0
Robert E. Geddes  . . . . . . . .          165,342            0         3.1%           0
Thomas Miserendino  . . . . . . .           40,492            0            *           0
All executive officers and
  directors as a group
  (14 persons)(2)(4)  . . . . . .        1,659,400      268,135        29.1%       80.2%

----------

*      Less than 1%.

(1) The address for Messrs. Weaver, Nallamilli and Weaver is 402 Heritage Plantation Way, Hickory Valley, Tennessee 38042, the address for Messrs. Bumstead and Flood is 1700 Hayes Street, Suite 304, Nashville, Tennessee 37203, the address for Mr. Young is 4 Music Square East, Nashville, Tennessee 37203, the address for Messrs. McIntyre, van Hartesvelt and Cusworth is 535 South Park, Breckenridge, Colorado 80424, the address for Messrs. Risi, Rosado and Risi is 2333 Ponce de Leon Blvd., Suite 650, Coral Gables, Florida 33134, and the address for Messrs. Geddes and Miserendino is 17835 Ventura Blvd., Suite 300, Encino, California 91316.

(2) Includes 250,000 shares issuable upon the exercise of outstanding stock options.

(3) Includes 11,140 shares held by a corporation over which Mr. Bumstead and Mr. Flood share voting and investment power.

(4) Includes 10,000 shares issuable upon the exercise of outstanding stock options.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and shareholders who own more than 10% of the Common Stock are required by the SEC to furnish the Company with copies of all
Section 16(a) reports they file.

       To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.

                              INDEPENDENT AUDITORS

       The Board of Directors, upon recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997. A representative of Arthur Andersen is not expected to be present at the Meeting.

       On May 8, 1996, the Company dismissed Ernst & Young LLP ("Ernst & Young"), the Company's independent auditor for the years ended December 31, 1994 and December 31, 1995. The reports of Ernst & Young on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the 1995 Report of Ernst & Young contained an explanatory paragraph with respect to a going concern uncertainty. The Company's Board of Directors participated in and approved the decision to change independent auditors.

       In connection with its audits of the Company's financial statements for the two years ended December 31, 1994 and December 31, 1995, and the subsequent interim period through May 8, 1996, except as stated in the remainder of this paragraph, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference thereto in its report. Ernst & Young advised the Company that (a) on December 19, 1995 the Company indicated to Ernst & Young that it desired to reflect the operating results of an acquired business as of January 1, 1996, even though the business combination would likely be completed subsequent to that date and would be contingent upon the consummation of a public offering of the Company's equity securities and other conditions, and (b) Ernst & Young orally advised the Company at that time that generally the operations of an entity acquired in a purchase business combination would be reflected from the date that the transaction was completed. On May 8, 1996, the Company engaged Ehrhardt Keefe Steiner & Hottman P.C. as its independent auditors for the interim period prior to the appointment of Arthur Andersen LLP as independent auditors for the year ended December 31, 1996.

                        PROPOSALS FOR SHAREHOLDER ACTION

                           1.  ELECTION OF DIRECTORS

       The nominees for election as directors are Frank Bumstead, Charles Flood, Robert E. Geddes, Jeffrey McIntyre, Thomas Miserendino, Prab Nallamilli, Louis J. Risi, Jr., Steven L. Risi, Jose F. Rosado, Mark van Hartesvelt, Frank
A. McKinnie Weaver, Sr., Thomas J. Weaver III and Kyle Young. Information concerning the nominees is set forth in the section captioned "Election of Directors."

             THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


                         2.  APPROVAL OF THE 1997 PLAN

       On April 20, 1997, the Board of Directors authorized the adoption of the Nashville Country Club, Inc. 1997 Stock Option Plan (the "1997 Plan"). The purpose of the 1997 Plan is to strengthen the Company by providing a means of retaining and attracting competent personnel by extending to certain key employees, officers and directors of the Company, and to certain consultants providing services to the Company, added long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Company through the opportunity for ownership of Common Stock and the benefits of stock appreciation.

       A copy of the 1997 Plan is included herein as Exhibit A. The following is a summary of key provisions of the 1997 Plan and does not purport to be complete and is qualified in its entirety by reference to the detailed provisions thereof.

SHARES AVAILABLE FOR OPTIONS

       A total of 500,000 shares of Common Stock, subject to adjustment for stock splits, stock dividends and similar events, may be purchased pursuant to options granted under the 1997 Plan. Shares issued under the 1997 Plan may be either authorized and unissued Common Stock or Common Stock held in the treasury of the Company. If an option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject to such option will again become available for future option grants under the plan.

PERSONS ELIGIBLE TO PARTICIPATE

       Eligibility for participation in the 1997 Plan is confined to key employees, officers and directors of the Company, and to certain consultants providing services to the Company.

ADMINISTRATION

       The 1997 Plan will be administered by a committee selected by the Board of Directors, which will be comprised of two or more non-employee directors (the "Committee"). The Committee will have the authority to construe and interpret the 1997 Plan, to define the terms used in the plan, to prescribe, amend and rescind rules and regulations relating to the administration of the plan, to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the plan and to make all other determinations necessary or advisable for the administration of the plan.

OPTIONS

       Under the 1997 Plan, the Committee may grant options in the form of incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). Subject to the express provisions of the 1997 Plan, the Committee will have the authority to determine those individuals to whom stock options will be granted, the number of shares subject to the option, the term of the option (which, for incentive stock options, shall not exceed ten years (five years in the case of an optionee owning more than 10% of the Common Stock)), the exercise price per share of stock subject to the option (which, for incentive stock options, must be not less than the fair market value of the Common Stock at the time of grant (110% of fair market value in the case of an optionee owning more than 10% of the Common Stock)) and the other material terms of the option. The aggregate fair market value (determined at the time of grant) of the Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Any option granted in the form of an ISO must satisfy the other applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended. No options may be granted under the 1997 Plan after April 20, 2007.

       The exercise price of an option shall be paid by the optionee at the time of exercise of an option in cash or by check or by such other consideration as may be provided for in the respective option agreement. If the option agreement so provides, an optionee may deliver in payment of a portion or all of the exercise price certificates for Common Stock, including a multiple series of exchanges of such Common Stock, which will be valued at the fair market value of such Common Stock on the date of exercise of the option.

VESTING AND EXERCISABILITY

       Each option granted under the 1997 Plan to an employee, officer or director of the Company shall, by its terms, require such optionee to remain in the continuous employment or service of the Company for such period of time, if any, as the Committee may determine at the time of grant before any part of the option may be exercised. The Committee shall establish such rules as it deems appropriate in connection with the grant of options to consultants.

       The 1997 Plan provides that if an optionee who is an employee, officer or director of the Company dies while employed by or in the service of the Company, stock options, to the extent vested or which otherwise would have vested during the twelve-month period beginning on the date of death, will be exercisable for twelve months after the date of death or until the end of the option term, whichever is shorter. Upon termination of employment or service of an optionee who is an employee, officer or director of the Company by reason of disability, stock options, to the extent vested or which otherwise would have vested during the twelve-month period beginning on the date of such termination, will be exercisable for twelve months after the date of such termination or until the end of the option term, whichever is shorter. Unless the Board determines otherwise at the time of grant or thereafter, upon termination of employment or service of an optionee who is an employee, officer or director of the Company for any reason other than death or disability or for cause, stock options, to the extent vested, will be exercisable for three months, or until the end of the option term, whichever is shorter. Upon termination of employment or service for cause, all stock options held by such terminated employee will immediately terminate. Options not exercised within the time periods set forth above shall terminate. Options granted under the 1997 Plan to consultants may contain such terms and conditions with respect to death, disability and termination of the consulting relationship as the Committee deems necessary or appropriate.

CHANGES IN CAPITALIZATION OR CHANGE IN CONTROL

       The number of shares of Common Stock authorized to be issued under the 1997 Plan and each outstanding award shall be proportionately adjusted in the event of any stock split or stock dividend. In the event of any other reorganization, recapitalization, stock split, combination of shares, merger or consolidation involving the Company, or any exchange of securities involving the Common Stock, there shall be substituted for each share of Common Stock subject to an option and each share of Common Stock reserved for issuance under the 1997 Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the event of any other kind of change in the number or kind of outstanding shares of Common Stock the Committee may provide for such equitable adjustment as the Committee in its sole discretion may determine. Upon the occurrence of a change in control of the Company, if provision is made in writing for the assumption and continuation or substitution for options granted under the 1997 Plan, such options or the new options substituted therefor shall continue in the manner and under the terms provided. In the event that no such provision is made, all such options shall become fully vested and may be exercised prior to the effective date of such change in control.

AMENDMENT

       The Board of Directors may suspend or terminate the 1997 Plan at any time and may, with the consent of the holder of an option, make such modifications in the terms and conditions of such holder's option as it shall deem advisable. The Board of Directors may at any time amend the 1997 Plan as it shall deem advisable; provided, however, that the approval of the shareholders of the Company is required for any amendment that would increase the aggregate number of shares which may be issued pursuant to options granted under the 1997 Plan, change the minimum option price, increase the maximum terms of options to be granted under the plan, materially modify the requirements for eligibility to participate in the plan, remove the administration of the plan from the Committee or materially increase the benefits accruing to holders of options under the plan. An amendment that would have a material effect on the rights of a participant under an outstanding option will not be valid with respect to such option without the participant's consent.

BENEFITS TO CERTAIN PERSONS UNDER THE 1997 PLAN

       On April 20, 1997, the Committee authorized the issuance of an option to Thomas Jackson Weaver III to purchase 250,000 shares of Common Stock at an exercise price of $5.40. The option will expire on April 20, 2007. The individuals who will receive future grants of options under the 1997 Plan will be selected by the Committee and are not presently determinable.

       The closing sale price of the Common Stock as of July 29, 1997 was $4.50 per share, as reported on the Nasdaq National Market.

CERTAIN FEDERAL INCOME TAX MATTERS

       Under current law, the federal income tax consequences to an individual and to the Company with regard to the grant and exercise of an option under the 1997 Plan generally will be as follows:

       An individual will not recognize any income upon the grant or exercise of an ISO. If the individual does not dispose of the Common Stock acquired pursuant to the exercise of an ISO until at least two years after the date the ISO is granted and at least one year after exercise of the ISO, the individual will recognize long-term capital gain upon the sale of the Common Stock in an amount equal to the excess, if any, of his or her selling price for the Common Stock over the option exercise price. In such case, the Company will not be entitled to any tax deduction resulting from the issuance or sale of the Common Stock. If the individual disposes of the Common Stock acquired pursuant to the exercise of an ISO prior to the expiration of either two years from the date the ISO is granted or one year from the date the ISO is exercised, any gain realized will be taxable at the time of such disposition as follows: (a) as ordinary income to the extent of the difference between the option exercise price and the lesser of the fair market value of the Common Stock on the date the ISO was exercised or the amount realized from such disposition, and (b) as capital gain to the extent of any excess of the amount realized from such disposition over the fair market value of the Common Stock on the date of exercise, which gain shall be treated as short-term or long-term capital gain depending upon the holding period of the Common Stock. In such case, the Company may claim an income tax deduction (as compensation) for the amount taxable to an individual as ordinary income.

       In general, the difference between the fair market value of the Common Stock at the time the ISO is exercised and the option exercise price will constitute an item of adjustment, for purposes of determining alternative minimum taxable income, and under certain circumstances may subject the participant, in the year in which the option is exercised, to the alternative minimum tax.

       If an individual uses Common Stock which he or she owns to pay, in whole or in part, the exercise price for Common Stock acquired pursuant to an ISO,
(a) the holding period for the newly issued Common Stock equal in value to the old Common Stock which was surrendered upon the exercise shall include the period during which the old Common Stock was held, (b) the individual's basis in such newly issued Common Stock will be the same as his or her basis in the old Common Stock surrendered and (c) no gain or loss will be recognized by the individual on the old Common Stock surrendered. However, if an employee uses Common Stock previously acquired pursuant to the exercise of an ISO to pay all or part of the exercise price under an ISO, such tender will constitute a disposition of such previously acquired Common Stock for purposes of the one-year (and two-year) holding period requirement applicable to such ISO and such tender may be treated as a taxable exchange.

       The federal income tax consequences to an individual who receives NQSOs and to the Company generally will, under current law, be as follows:

       An individual will not recognize any income at the time the NQSO is granted. Generally, an individual will recognize ordinary income, at the time the NQSO is exercised, in a total amount equal to the excess of the then fair market value of the Common Stock acquired over the exercise price. However,
Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, if an employee receives Common Stock subject to a substantial risk of forfeiture (e.g., vesting requirements) or if a director, officer or principal stockholder (i.e., an owner of more than ten percent of the outstanding Common Stock) receives shares of Common Stock pursuant to the exercise of a NQSO, he or she is not required to recognize any income until the Common Stock is no longer subject to a substantial risk of forfeiture or the date on which such shares can be sold at a profit without liability under
Section 16(b) of the Exchange Act, respectively. At such time, the employee or director, officer or principal stockholder will recognize ordinary income equal to the amount by which the then fair market value of the Common Stock acquired pursuant to the exercise of such NQSO exceeds the price paid for such Common Stock. Alternatively, an employee or director, officer or principal stockholder who would not otherwise be taxed at the time the shares of Common Stock are received may file a written election, a Code Section 83(b) election, within 30 days of such receipt, with the Internal Revenue Service, to be subject to ordinary income tax as of the date of receipt on the difference between the then fair market value of the Common Stock and the price paid for such Common Stock.

       All income realized upon the exercise of a NQSO or the making of a Code
Section 83(b) election will be taxed as ordinary compensation income, subject to withholding. The Company will be entitled to a tax deduction (as compensation) for the amount taxable to an individual (including a director, officer and principal stockholder) upon the exercise of a NQSO, as described above, in the same year as those amounts are taxable to the individual.

       Common Stock issued pursuant to the exercise of a NQSO generally will constitute a capital asset in the hands of an individual (including a director, officer or principal stockholder) and will be eligible for capital gain or loss treatment upon any subsequent disposition. The holding period of such individual will commence upon the date he or she recognizes income with respect to the issuance of such Common Stock, as described above. The individual's basis in the Common Stock will be equal to the greater of the fair market value of the Common Stock as of that date or the amount paid for such Common Stock. If, however, an individual uses Common Stock which he or she owns to pay, in whole or in part, the exercise price for Common Stock acquired pursuant to the exercise of a NQSO, (a) the holding period for the newly issued Common Stock equal in value to shares of the old Common Stock which were surrendered upon the exercise shall include the period during which the old Common Stock was held, (b) the individual's basis in such newly issued Common Stock will be the same as his or her basis in the surrendered Common Stock, (c) no gain or loss will be realized by the individual on the old Common Stock surrendered, and (d) the individual will realize ordinary compensation income in an amount equal to the fair market value of the additional number of shares of Common Stock received over and above the number of shares of old Common Stock surrendered.

       In addition to the federal income tax consequences discussed above,
Section 280G of the Code provides that if an officer, stockholder or highly compensated individual receives a payment which is in the nature of compensation and which is contingent upon a change in control of the employer, and such payment equals or exceeds three times his or her "base salary" (as defined below), then any amount received in excess of base salary shall be considered an "excess parachute payment." An individual's "base salary" is equal to his or her average annual compensation over the five-year period (or period of employment, if shorter) ending with the close of the individual's taxable year immediately preceding the taxable year in which the change in control occurs. If the taxpayer establishes, by clear and convincing evidence, that an amount received is reasonable compensation for past or future services, all or a portion of such amount may be deemed not to be an excess parachute payment. If any payments made under the 1997 Plan in connection with a change in control of the Company constitute excess parachute payments with respect to any individual (and such payments are not reduced or eliminated pursuant to the terms of the 1997 Plan), then in addition to any income tax which would otherwise be owed on such payment, the individual will be subject to an excise tax equal to 20% of such excess parachute payment and the Company will not be entitled to any tax deduction to which it otherwise would have been entitled with respect to such excess parachute payment.

       Section 280G provides that payments made pursuant to a contract entered into within one year of the change in control are presumed to be parachute payments unless the individual establishes, by clear and convincing evidence, that such contract was not entered into in contemplation of a change in control. In addition, the General Explanation of the Tax Reform Act of 1984 prepared by the Staff of the Joint Committee on Taxation indicates that the grant of an option within one year of the change in control or the accelerated exercisability of an option because of a change in control may be considered a parachute payment, in an amount equal to the value of the option or the value of the accelerated portion of the option, as the case may be. Pursuant to proposed regulations issued by the Treasury Department under Section 280G, if the option would not have been accelerated absent the change in control, the accelerated exercisability of a NQSO because of the change in control is considered a parachute payment in an amount equal to the value of the accelerated portion of the NQSO. If the option would have become exercisable without regard to whether the change occurred, the accelerated exercisability of the NQSO because of the change in control is considered a parachute payment in an amount equal to the excess of the amount of the payment over the present value of the payment absent the acceleration. If at the time of the change it is substantially certain that the payment would have been made if the participant had continued providing services, the amount considered to be a parachute payment is the amount described in the immediately preceding sentence (or the amount of the accelerated payment, if less) plus an additional amount to reflect the value of the excused services. Even if the grant of an option within one year of the change in control or the acceleration of an option is not a parachute payment for purposes of Section 280G, the exercise of an option granted within one year of the change in control or the exercise of the accelerated portion of an option may result in a parachute payment, in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option over the exercise price. Payments received for the cancellation of an option because of a change in control may also result in parachute payments.

       Under Section 162(m) of the Code, publicly held companies may not deduct compensation for certain employees to the extent that such compensation exceeds $1 million for the taxable year. The $1 million limitation applies to the Company's Chief Executive Officer and the four most highly compensated officers other than the Chief Executive Officer. Compensation which is performance based (as defined in the Code and rules and regulations thereunder), however, is not counted as subject to the deductibility limitation of Section 162(m). The options under the 1997 Plan may not qualify as performance-based compensation and, therefore, the compensation expense incurred by the Company with respect to the options may not be exempt from the limitations of Section 162(m).

       The foregoing summary with respect to federal income taxation does not purport to be complete and reference is made to the applicable provisions of the Code.

           THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 PLAN.


                    3. APPROVAL OF THE NAME CHANGE PROPOSAL

       On June 30, 1997, the Board of Directors adopted resolutions approving and recommending that the shareholders approve a change in the name of the Company to TBA Entertainment Corporation. The Board of Directors believes that the new name more accurately reflects the Company's business operations and plans for the future.

       If the shareholders approve the Reincorporation Proposal, the name of the Company will be changed to TBA Entertainment Corporation pursuant to the terms of the Merger Agreement (as hereinafter defined). See "Approval of the Reincorporation Proposal." If the shareholders do not approve the Reincorporation Proposal but the Name Change Proposal is approved by the shareholders, the Company's Charter will be amended to effect the Name Change Proposal. This will be accomplished by an amendment to Section 1 of the Company's charter, which currently states:

       "The name of the corporation is Nashville Country Club, Inc."

Section 1 of the Company's Charter will be amended to state:

       "The name of the corporation is TBA Entertainment Corporation."

      THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE NAME CHANGE PROPOSAL.


                  4.  APPROVAL OF THE REINCORPORATION PROPOSAL

       On June 30, 1997, the Board of Directors adopted resolutions approving and recommending that the shareholders approve the Reincorporation Proposal changing the Company's state of incorporation from the State of Tennessee to the State of Delaware (the "Reincorporation"). The Reincorporation is to be accomplished by merging the Company with and into its newly formed Delaware subsidiary, TBA Entertainment Corporation ("Newco"), with Newco being the surviving corporation. The Reincorporation will (i) change the Company's state of incorporation from Tennessee to Delaware, (ii) change the name of the Company to TBA Entertainment Corporation, and (iii) assign a par value to the shares of stock.

       The Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by the Reincorporation. For many years the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because Delaware is a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware corporate law and establishing public policies with respect to corporations incorporated in Delaware. Consequently, Delaware corporate law is comparatively well known and understood. The

Board of Directors believes that the more established body of case law interpreting Delaware law and establishing public policies relating to corporations incorporated in Delaware will provide greater certainty with respect to the Company's corporate affairs.

       Despite the belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, shareholders should be aware that Delaware corporate law has been publicly criticized on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available under the laws of some other states. For a comparison of shareholders' rights and the powers of management under Delaware law and Tennessee law, see "Comparison of Delaware and Tennessee Corporate Law and Corresponding Features of Corporate Certificate of Incorporation and Bylaws."

REINCORPORATION IMPLEMENTED THROUGH PLAN OF MERGER

       In order to effect the proposed Reincorporation, the Company will be merged with and into Newco pursuant to the terms of the proposed Agreement and Plan of Merger (the "Merger Agreement") in substantially the form attached hereto as Exhibit B. Upon the completion of the merger, the owner of each outstanding share of Common Stock of the Company will automatically own one share of the common stock, par value $.001 per share, of Newco (the "Newco Common Stock"), so that the holders of the Company's Common Stock will own a corresponding number of shares of Newco Common Stock. Each outstanding certificate representing a share or shares of the Company's Common Stock and Preferred Stock will continue to represent the same number of shares in Newco. THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF NEWCO. It is anticipated that the Common Stock of the Company will continue to be listed on the Nasdaq National Market without interruption and that delivery of existing stock certificates of the Company will constitute "good delivery" of shares of Newco in transactions on the Nasdaq National Market subsequent to the merger.

       Under the Merger Agreement, the Newco Certificate of Incorporation will be the certificate of incorporation of the surviving corporation. The Newco Certificate of Incorporation will be substantially in the form attached hereto as Exhibit C and, other than the change in the corporate name and the assignment of a par value to the shares of stock, will be substantially the same as the Company's current Certificate of Incorporation in all material respects (after changing references to the different states of incorporation and the corporate law thereof). See "Comparison of Delaware and Tennessee Corporate Law and Corresponding Features of Corporate Certificate of Incorporation and Bylaws."

       The Newco Bylaws will be the bylaws of the surviving corporation in the merger. The Newco Bylaws are identical to the Company's current Bylaws, except that the change in the corporate name is reflected and references to Delaware have been substituted for references to Tennessee.

ABANDONMENT

       Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of the Board of Directors to abandon the Reincorporation prior to its effectiveness if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation.

NO CHANGE WILL BE MADE IN THE BUSINESS OR PHYSICAL LOCATION OF THE COMPANY

       The Reincorporation will effect a change in the name and legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the Reincorporation will not result in any change in the business, management, location of the principal executive offices, assets, liabilities or net worth of the Company. The management of the Company, including all directors and officers, will remain the same after the Reincorporation and will assume identical positions with Newco. Moreover, as noted above, it is anticipated that after the Reincorporation, the shares of Common Stock of the surviving corporation will be traded, without interruption, on the Nasdaq National Market.

COMPARISON OF DELAWARE AND TENNESSEE CORPORATE LAW AND CORRESPONDING FEATURES OF CORPORATE CERTIFICATE OF INCORPORATION AND BYLAWS

       The rights of the Company's shareholders are currently governed by the Company's Charter, the Company's Bylaws and Tennessee law. Upon the effectiveness of the merger, the rights of Newco's shareholders would be governed by the Newco Certificate of Incorporation, Newco Bylaws and Delaware law. The following is a summary of certain similarities and differences between the rights of the Company's shareholders under the foregoing governing documents and applicable law. This summary does not purport to be a complete statement of such similarities and differences. The identification of specific similarities and differences is not meant to indicate that other equally or more significant similarities and differences do not exist. Such similarities and differences can be examined in full by reference to Delaware law, Tennessee law and corporate governing documents of the Company and Newco.

       Par Value of Shares. Both Tennessee law and Delaware law allow the issuance of shares with or without par value. Delaware franchise taxes are calculated on the basis of the par value of a corporation's authorized stock; for purposes of this calculation, shares without par value are assigned a value of $100 per share. The Company's Charter does not assign a par value to its shares. The Newco Certificate of Incorporation assigns a par value of $.001 per share to its shares, which will result in lower Delaware franchise taxes to the Company than if the Newco Certificate of Incorporation provided for the issuance of no par value shares.

       Amendment of Bylaws. Under Tennessee law, a corporation's board of directors may amend or repeal the corporation's bylaws unless the Charter or Tennessee law otherwise reserves the power exclusively to shareholders, in whole or in part. In addition, the shareholders of a Tennessee corporation may amend or repeal the corporation's bylaws even though the board of directors also has that power. Under Delaware law, the authority to adopt, amend or repeal the bylaws of a Delaware corporation is held exclusively by the shareholders unless such authority is conferred upon the board of directors in the corporation's certificate of incorporation. Because of this difference in the state laws, Newco's Certificate of Incorporation contains a provision conferring authority on the Board of Directors of Newco to amend Newco's Bylaws, thus preserving the same authority to the Board of Directors of Newco as is set forth in the Company's Bylaws.

       Amendment of Certificate of Incorporation or Charter. Under Tennessee law, a board of directors, without shareholder action, may adopt certain amendments to the charter including, but not limited to, (i) deleting or changing the name and address of the initial registered agent or registered office, (ii) changing issued and unissued authorized shares of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding, (iii) designating or changing the address of the principal office of the corporation or (iv) making certain changes to the corporation's name. All other amendments to the charter of a Tennessee corporation must be approved by a majority of the votes entitled to be cast on the amendment by any voting group, unless Tennessee law, the charter or the resolutions of the board of directors recommending such amendment to the shareholders specifically require a greater vote for such an amendment.

       Under Delaware law, amendments to a certificate of incorporation of a corporation require the approval of the board of directors and the approval of the holders of a majority of the outstanding shares entitled to vote, unless a greater vote is required in the corporation's certificate of incorporation.
The Company's Charter and the Newco Certificate of Incorporation do not require a greater vote for such amendments.

       Special Meetings of Shareholders. Tennessee law provides that special meetings of shareholders may be called by the board of directors and, unless the charter provides otherwise, by holders of at least

10% of the shares entitled to vote at the meeting who sign, date and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

       Under Delaware law, a special meeting of shareholders may be called by the board of directors or any person authorized to do so in the corporation's certificate of incorporation or bylaws. The Company's Bylaws and the Newco Bylaws provide that a special meeting of shareholders may be called by the Board of Directors or the holders of at least 10% of the shares entitled to vote at the meeting.

       Actions by Written Consent of Shareholders. Under Tennessee law and Delaware law, shareholders may execute an action by written consent in lieu of a meeting of shareholders. Tennessee law requires the unanimous consent of shareholders in order to execute an action by written consent. Under Delaware law, action may be taken by the written consent of the holders of outstanding stock having at least the number of votes that would be required at a meeting.

       Removal of Directors. Under Tennessee law and Delaware law, shareholders generally may remove one or more directors from an unclassified board with or without cause, unless the corporation's charter provides that directors may be removed only with cause. The Company's Charter and the Newco Certificate of Incorporation do not limit the ability of the shareholders to remove directors, with or without cause.

       Appraisal Rights. Because the Common Stock of the Company is listed on The Nasdaq National Market, appraisal rights are not available to the Company's shareholders under either Tennessee or Delaware law.

       Limitation of Liability of Directors. Under both Tennessee law and Delaware law, a corporation's charter or certificate of incorporation may contain a provision which, subject to the limitations described below, would limit or eliminate a director's personal liability to the corporation or its shareholders for monetary damages for breach of his or her fiduciary duty. Tennessee law prohibits the limitation of liability of a director (i) for any breach of a director's duty of loyalty to the corporation or its shareholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for unlawful distributions under Tennessee law. Delaware law prohibits the limitation of liability of a director (i) for breaches of the duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for transactions from which the director derived an improper personal benefit, or (iv) for the payment of unlawful dividends or expenditures of funds for unlawful stock purchases or redemptions. The Company's Charter and the Newco Certificate of Incorporation eliminate liability for monetary damages for breach of director's fiduciary to the fullest extent possible under applicable law.

       Indemnification. Tennessee law and Delaware law both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers and employees. Tennessee law and Delaware law are substantially similar in providing for indemnification if the person acted in good faith and in a manner he or she believed to be in, or at least not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Under both Tennessee law and Delaware law, indemnification of officers, directors and employees is permissive; however, a director or officer (and, under Delaware law, an employee or agent) of a corporation must be indemnified against expenses if he or she is successful on the merits or otherwise in defense of any action, suit or proceeding to which he or she was made a party by reason of the fact that he or she is or was a director or officer (or, under Delaware law, an employee or agent) of the corporation, unless otherwise set forth in the corporation's charter or certificate of incorporation. Under both Tennessee and Delaware law, a corporation may not indemnify a director or officer of the corporation in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation. Delaware law, however, permits indemnification in such a case if the Delaware Court of Chancery or the court in which such action or suit was brought determines that the person is fairly and reasonably entitled to indemnification. The Company's Charter and the Newco Certificate of Incorporation do not limit indemnification of directors, officers and employees.

       Shareholder Approval of Certain Corporate Transactions. The sale, lease, exchange or disposal of all, or substantially all, of the assets of a Tennessee corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange, generally must be recommended by the board of Directors and approved by the vote of the holders of a majority of the shares entitled to vote on such matters. The majority voting requirement may be increased or decreased by the corporation's charter. Under Delaware law, with certain exceptions, any merger, consolidation or sale of all or substantially all of the assets of a corporation must be approved by the Board of Directors and the holders of a majority of the outstanding shares entitled to vote. Under both Tennessee law and Delaware law, the vote of the shareholders of a corporation surviving a merger is not required if (i) shareholders of the surviving corporation who held shares before the merger will hold the same number of shares, with identical rights, immediately after the merger, (ii) the number of voting shares outstanding immediately after the merger plus the number of shares to be issued in the merger do not exceed 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger, and (iii) the merger effects no material amendments to the charter or certificate of incorporation of the surviving corporation.

       Business Combinations. Tennessee law contains a provision that restricts certain business combination transactions with an "interested stockholder" for a period of five years following the date that such stockholder became an interested stockholder, unless prior to such date the Board of Directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder. Tennessee law defines an "interested stockholder" generally to mean any person that is the beneficial owner, directly or indirectly, or any affiliate or associate of the corporation who has been the beneficial owner, either directly or indirectly, of 10% or more of the voting power of any class or series of the corporation's stock at any time within the five-year period preceding the date in question.

       A provision of Delaware law prohibits certain transactions between a Delaware corporation and an "interested stockholder." An "interested stockholder" for purposes of this Delaware law provision is a stockholder that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation (or its affiliate or associate). This provision prohibits certain business combinations between an interested stockholder and a corporation for a period of three years after the date the interested stockholder became an interested stockholder unless (i) the business combination is approved by the corporation's Board of Directors prior to such date; (ii) the interested stockholder acquired at least 85% of the voting stock of the corporation in the transaction in which such stockholder became an interested stockholder; or (iii) the business combination is approved by a majority of the Board of Directors and the affirmative vote, which cannot be in the form of a written consent, of the holders of two-thirds of the outstanding voting stock not held by the interested stockholder. A Delaware corporation may elect, pursuant to its Certificate of Incorporation or Bylaws, not to be governed by this provision. Newco's Certificate of Incorporation and Bylaws contain no such election or other limitation on the applicability of this provision; however, the Board of Directors is evaluating whether to make such an election.

TAX CONSEQUENCES

       The proposed Reincorporation accomplished by the merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended.
Accordingly: (i) no gain or loss will be recognized for federal income tax purposes by the shareholders of the Company as a result; and (ii) the basis and holding period for the stock of Newco received by the shareholders of the Company in exchange for the Company's stock will be the same as the basis and holding period of the stock of the Company exchanged therefor. The Reincorporation will have no federal income tax effect on the Company or on Newco. State, local and foreign income tax consequences to shareholders may vary from the federal tax consequences described above, and shareholders should consult their own tax advisors as to the effect of the Reincorporation under applicable state, local or foreign income tax laws.

    THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION PROPOSAL.


                                 OTHER MATTERS

       The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.


                             SHAREHOLDER PROPOSALS

       Proposals of shareholders intended to be presented at the 1998 annual meeting of shareholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than January 1, 1998, in order to be included in the proxy statement and form of proxy for such meeting.

                                           By Order of the Board of Directors,



                                           FRANK A. MCKINNIE WEAVER, SR.
                                           Secretary

August 5, 1997
Hickory Valley, Tennessee


       SHAREHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                   EXHIBIT A


                          NASHVILLE COUNTRY CLUB, INC.

                             1997 STOCK OPTION PLAN


                                   ARTICLE I

                        Purpose of Plan; Administration

       1.1. Purpose. The purpose of the Nashville Country Club, Inc. 1997 Stock Option Plan (the "Plan") is to strengthen Nashville Country Club, Inc. (the "Corporation") by providing a means of retaining and attracting competent personnel by extending to certain key employees, officers and directors of the Corporation, and to certain consultants providing services to the Corporation ("Consultants"), added long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Corporation. It is intended that this purpose be achieved through the opportunity for ownership of shares of Common Stock of the Corporation (the "Common Stock") and the benefits of stock appreciation offered under the Plan. It is further intended that pursuant to this Plan the Committee (as defined herein) may grant either incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options.

       1.2. Administration. The Plan shall be administered by a committee selected by the Board of Directors of the Corporation (the "Committee"), which shall be comprised of two (2) or more directors, each of whom shall be a "Non-Employee Director," as defined in Rule 16b-3(b)(3)(i), promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

       Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, to define the terms used in the Plan, to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on all matters referred to in this Plan shall be conclusive. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

       Subject to the express provisions of the Plan, the Committee shall determine from the eligible class those individuals to whom incentive stock options or nonqualified stock options under the Plan shall be granted (the "Optionees"), the terms and provisions of the respective agreements (which need not be identical) evidencing such options, the time at which options shall be granted, and the number of shares of stock subject to each option.

       1.3. Participation. Key employees, officers and directors of the Corporation and Consultants shall be eligible for selection to participate in the Plan upon approval by the Committee.

       1.4.   Stock Subject to the Plan.  Subject to adjustment as provided in
Section 3.1 hereof, the stock to be offered under the Plan shall be treasury shares or shares of the Corporation's authorized but unissued Common Stock, no par value, (hereinafter collectively called "Stock"). The aggregate number of shares of Stock to be issued upon exercise of all options granted under the Plan shall not exceed five hundred thousand (500,000) shares, subject to adjustment as set forth in Sections 3.1 and 3.2 hereof. If any option granted hereunder shall lapse or terminate for any reason without having been fully exercised, the shares subject thereto shall again be available for purposes of the Plan.

       1.5. Restrictions on Exercise. No option granted hereunder may be exercised unless and until the Committee determines that such exercise will be made in compliance with all applicable laws, rules and regulations, including, without limitation, applicable securities laws, rules and regulations. The Corporation does not have any obligation to take any action to register or qualify shares of Common Stock pursuant to applicable securities laws or to perfect an exemption from such registration/qualification requirements.

                                   ARTICLE II

                                 Stock Options

       2.1. Grant and Option Price. The Committee may grant one or more options to any eligible individual. Options granted under the Plan shall be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors of the Corporation (the "Board of Directors") or approved by the shareholders of the Corporation, and such options may be intended to qualify as an Incentive Stock Option (as hereinafter defined), or the Committee may in its discretion grant nonqualified stock options under the Plan; provided, however, that no option granted hereunder shall be considered an Incentive Stock Option unless the Plan is approved by the shareholders of the Corporation within twelve (12) months before or after the date on which the Plan is adopted by the Board of Directors. All options shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purposes and provisions of the Plan.

       Except as otherwise provided herein, the purchase price of the Stock covered by each option shall be determined by the Committee and set forth in an Option Agreement (as hereinafter defined), but as to Stock covered by an Incentive Stock Option the purchase price shall not be less than 100% of the Fair Market Value (as such term is defined in this Section 2.1) of such Stock on the date of the grant of the option; provided, however, that as to Stock covered by an Incentive Stock Option granted to an Optionee who owns or is deemed to own more than 10% of the total combined voting power and value of all classes of stock of the Corporation, the purchase price shall not be less than 110% of the Fair Market Value of such Stock on the date of the grant of the option. For purposes of the Plan, the term "Fair Market Value" on any date shall mean (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, then the closing price of the Stock as quoted on the National Market System of the National Association of Securities Dealers, Inc. ("NASD") on such date; (iii) if the Stock is not listed to trade on the National Market System of the NASD, the mean between the bid and asked price for the Stock on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iv) if the Stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the stock are not so furnished by the NASD or a similar organization, the values established by the Committee for purposes of granting options under the Plan. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

       2.2. Stock Option Agreement. Each option granted pursuant to the Plan shall, subject to the power of the Committee to prescribe certain terms of the options granted hereunder, be evidenced by a Stock Option Agreement in substantially the form of Exhibit "A"" or "B" attached hereto and incorporated fully herein by reference (each, an "Option Agreement"). Exhibit "A" shall be used whenever such option is intended to be an "incentive stock option" within the meaning of Section 422 of the Code ("Incentive Stock Option"). Exhibit "B" shall be used whenever such option is intended to be a nonqualified stock option, as determined in the sole and absolute discretion of the Committee.

       2.3. Option Period. Except as otherwise provided herein, each option and all rights or obligations thereunder shall expire on such date as the Committee shall determine (the "Expiration Date"), but not later than the tenth anniversary of the date on which the option is granted, and shall be subject to earlier termination as hereinafter provided. Notwithstanding the foregoing, the Expiration Date of any Incentive Stock Option granted to an Optionee who owns or is deemed to own more than 10% of the total combined voting power and value of all classes of stock of the Corporation shall be no later than the fifth anniversary of the date on which the option is granted, and shall be subject to earlier termination as hereinafter provided.

       2.4. Terms of Options. Each option granted under this Plan to an employee, officer or director of the Corporation by its terms shall require the employee, officer or director granted such option to remain in the continuous employ or service of the

Corporation for such period of time, if any, from the date of grant of his option, before the right to exercise any part of the option will accrue as the Committee may determine at the time of granting such option. The Committee shall prescribe such rules as it deems appropriate in connection with the grant of options to Consultants.

       2.5. Exercise of Options. Each option shall become exercisable and the total number of shares subject thereto shall be as the Committee shall determine, as set forth in the Option Agreement evidencing such option. The purchase price of the Stock purchased upon exercise of an option shall be paid in full in cash or by check at the time of each exercise of an option or by such other consideration as may be provided for in the Option Agreement by the Committee; provided, however, that if the Option Agreement so provides and upon receipt of all regulatory approvals, the person exercising the option may deliver in payment of a portion or all of the purchase price certificates for Common Stock, including a multiple series of exchanges of such Common Stock, which shall be valued at the Fair Market Value of such Common Stock on the date of exercise of the option. No options shall be exercisable except in respect of whole shares of Stock.

       2.6. Nontransferability of Options. An option granted under the Plan shall, by its terms, be nontransferable by the Optionee other than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's duly appointed guardian or personal representative.

       2.7.   Termination of Relationship.

              (a) If the employment or service of an Optionee (who is an employee, officer or director of the Corporation) is terminated for any reason other than (i) Disability (as hereinafter defined) of the Optionee, (ii) death of the Optionee, or (iii) for cause (as determined by the Committee in its sole and absolute discretion), then such Optionee shall have the right at any time prior to the Expiration Date of the option or within three (3) months after the date of termination of employment or service, whichever is the shorter period, to exercise the option for the full number of shares or any portion thereof (except as to the issuance of fractional shares), but only to the extent such option was otherwise exercisable on the date of termination of employment or service.

              (b) If the employment or service of an Optionee (who is an employee, officer or director of the Corporation) is terminated by reason of the Optionee's Disability, then such Optionee shall have the right at any time prior to the Expiration Date of the option or within twelve (12) months after the date of termination of employment or service, whichever is the shorter period, to exercise the option for the full number of shares or any portion thereof (except as to the issuance of fractional shares) which are vested on or before the date on which the Optionee's termination of employment or service occurs, or which would otherwise have vested during the twelve month period beginning on the date on which such
       termination of employment or service occurs.   As used herein, the term
       "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether or not an Optionee's employment or service is terminated by reason of Disability shall be in the sole and absolute discretion of the Committee. An individual shall not be considered Disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require.

              (c) If the employment or service of an Optionee (who is an employee, officer or director of the Corporation) is terminated by reason of the death of such Optionee, the option shall be exercisable at any time prior to the Expiration Date of the option or within twelve
       (12) months after the date of such death, whichever is the shorter period, for the full number of shares or any portion thereof (except as to the issuance of fractional shares) which are vested on or before the date on which the Optionee's death occurs, or which would otherwise have vested during the twelve month period beginning on the date on which the Optionee's death occurs. Options exercisable under this subsection may be exercised by the person or persons entitled to do so under the Optionee's will, or if the Optionee shall fail to make testamentary disposition of said option or shall die intestate, by the Optionee's legal representative or representatives,

              (d) If the employment or service of an Optionee (who is an employee, officer or director of the Corporation) is terminated for cause (which determination shall be made in the sole and absolute discretion of the Committee), any then outstanding options of such Optionee shall automatically terminate as of the date on which the employment or service of such Optionee is terminated.

       2.8. Issuance of Stock Certificates. Upon exercise of an option, but subject to the provisions of Section 3.7 of the Plan, the person exercising the option shall be entitled to one (1) stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock in payment of a portion or all of the purchase price of Stock purchased upon exercise of the option shall be entitled to receive a separate certificate representing the number of shares purchased in consideration of the tender of such Common Stock.

       2.9. Limitation on Grant of Incentive Stock Options. The aggregate Fair Market Value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations, if any) shall not exceed $100,000. In the event the limits of this Section 2.9 would otherwise be exceeded, the Optionee may still exercise his option, but such option, to the extent of such excess, shall be deemed to be a nonqualified option.

       2.10. Other Limitations. The Board of Directors shall impose any other limitations on the terms and conditions of Incentive Stock Options granted under the Plan required in order that such options qualify as Incentive Stock Options as that term is defined in Section 422 of the Code.

                                  ARTICLE III

                                Other Provisions

       3.1. Adjustments upon Changes in Capitalization. In the event that a dividend payable in shares of Common Stock or a stock split shall be hereinafter declared upon the Common Stock, the number of shares of Common Stock then subject to any option granted hereunder and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an option shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or stock split. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the event there shall be any change, other than as specified above in this Section 3.1, in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option and of the shares then subject to an option or options, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Option Agreement. In the case of any such substitution or adjustment as provided for in this Section, the option price in each Option Agreement for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such adjustment provided for in this Section 3.1 shall be made, in accordance with Section 424(a) of the Code. No adjustment or substitution provided for in this Section
3.1 shall require the Corporation pursuant to any Option Agreement to sell a fractional share, and the total substitution or adjustment with respect to each Option Agreement shall be limited accordingly.

       3.2. Acceleration. In the event of a Change of Control (as defined herein), the provisions of subsections (a) and (b) of this Section 3.2 shall apply to determine the exercisability of options granted hereunder. A "Change of Control" for purposes of this Plan shall mean (i) the acquisition by a single entity or group of affiliated entities of more than fifty percent (50%) of the Common Stock issued and outstanding immediately prior to such acquisition; or (ii) the dissolution or liquidation of the Corporation or the consummation of any merger or consolidation of the Corporation or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Corporation immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than fifty percent (50%) of the voting power of the surviving or acquiring corporation.

              (a) Change of Control with Provision Being Made Therefor. If provision be made in writing in connection with a Change of Control for the assumption and continuance of any option granted under the Plan, or the substitution for such option of a new option covering the shares of the successor employer corporation, with appropriate adjustment as to number and kind of shares and prices, the option granted under the Plan, or the new option substituted therefor, as the case may be, shall continue in the manner and under the terms provided.

              (b) Change of Control Without Provisions Being Made Therefor. In the event provision is not made in connection with a Change of Control for the continuance and assumption of the option granted under the Plan or for the substitution of any option covering the shares of the successor employer corporation, then the holder of any such option shall be entitled, prior to the effective date of any such Change of Control, to purchase the full number of shares not previously exercised under such option, without regard to the determination as to the periods and installments of exercisability made pursuant to Section 2.4 and 2.5 if (and only if) such option has not at that time expired or been cancelled, failing which purchase, any unexercised portion shall be deemed cancelled as of the effective date of such Change of Control.

       All adjustments under this Section 3.2 shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive for all purposes of the Plan and of each Option Agreement.

       3.3. Continuation of Employment. Nothing contained in the Plan (or in any option granted pursuant to the Plan) shall confer upon any employee, officer or director any right to continue in the employ or service of the Corporation or constitute any contract or agreement of employment or service or interfere in any way with the right of the Corporation to reduce any person's compensation from the rate in existence at the time of the granting of an option or to terminate such person's employment or service. Nothing contained herein or in any Option Agreement shall affect any other contractual rights of an employee.

       3.4. Withholding. The Corporation shall have the right to deduct any sums that the Committee reasonably determines that federal, state or local tax law requires to be withheld with respect to the exercise of any option or as otherwise may be required by those laws. The Corporation may require as a condition to issuing shares of Stock upon exercise of the option that the Optionee or other person exercising the option pay any sums that federal, state or local tax law requires to be withheld with respect to the exercise. The Corporation shall not be obligated to advise any Optionee of the existence of the tax or the amount which it will be so required to withhold. Upon the exercise of a nonqualified option, if tax withholding is required, an Optionee may, with the consent of the Committee, have shares of Stock withheld ("Share Withholding") by the Corporation from the shares otherwise to be received; provided, that if the Optionee is subject to the provisions of Section 16 under the Exchange Act, no Share Withholding shall be permitted unless such transaction complies with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The number of shares so withheld should have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

       3.5. Amendment and Termination. The Board of Directors may at any time suspend or terminate the Plan and may, with the consent of the holder of an option, make such modifications of the terms and conditions of such holder's option as it shall deem advisable. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

       The Board of Directors may at any time amend the Plan as it shall deem advisable without further action on the part of the shareholders of the Corporation; provided, that any amendment to the Plan must be approved by the shareholders of the Corporation, if the amendment would (i) increase the aggregate number of shares of Stock which may be issued pursuant to options granted under the Plan; (ii) change the minimum option price; (iii) increase the maximum terms of options provided for herein; (iv) materially modify the requirements as to eligibility for participation in the Plan; (v) remove the administration of the Plan from the Committee; or (vi) materially increase the benefits accruing to holders of options under the Plan.

       Notwithstanding the above, the Committee may grant to an Optionee, if he is otherwise eligible, additional options or, with the consent of the Optionee, may grant a new option in lieu of an outstanding option, at a price and for a term which in any respect is greater or less than that of the earlier option, subject to the general limitations of Article II hereof.

       3.6. Time of Grant and Exercise. The granting of an option pursuant to the Plan shall take place at the time of the Committee's action, as described in the third paragraph of Section 1.2 hereof; provided, however, that if the appropriate resolutions of the Committee indicate that an option is to be granted as of and at some future date, the date of grant shall be such future date. In the event action by the Committee is taken by written consent of its members, the action by the Committee shall be deemed to have been taken at the time the last member required for a valid action of the Committee signs the consent.

       An option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the person entitled to exercise the option together with payment of the purchase price made in accordance with Section 2.5 of this Plan.

       3.7. Privileges of Stock Ownership; Non-Distributive Intent. The holder of an option shall not be entitled to the privileges of stock ownership as to any shares of Stock not actually issued and delivered to the holder.

       3.8. Effective Date of the Plan. The Plan shall be effective upon approval by the Board of Directors of the Corporation.

       3.9. Expiration. Unless previously terminated by the Board of Directors, the Plan shall expire at the close of business on the date which is the last day of the ten (10) year period beginning on the earlier of the date on which the Plan is adopted by the Board of Directors or the date on which the stockholders approve the Plan, and no option shall be granted under it thereafter, but such expiration shall not affect any option theretofore granted.

       3.10. Governing Law. The Plan and the options issued hereunder shall be governed by, and constructed and enforced in accordance with, the laws of the State of Tennessee applicable to contracts made and performed within that State.

       3.11. Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to options shall be used for general corporate purposes.

       3.12. No Liability for Good Faith Determinations. No member of the Board of Directors shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any option granted under it.

       3.13. Other Benefits. Participation in the Plan shall not preclude the Optionee from eligibility in any other stock option plan of the Corporation or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans which the Corporation has adopted, or may, at any time, adopt for the benefit of its employees.

       3.14. Execution of Receipts and Releases. Any payment or any issuance or transfer of shares of Stock to the Optionee, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Board of Directors may require any Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

       3.15. No Guarantee of Interests. Neither the Board of Directors nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

       3.16. Payment of Expenses. All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation.

       3.17. Corporation Records. Records of the Corporation regarding the Optionee's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

       3.18. Information. The Corporation shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

       3.19. No Liability of Corporation. The Corporation assumes no obligation or responsibility to the Optionee or his personal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Committee.

       3.20. Severability. In the event any provision of this Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

       3.21. Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail.
Except as otherwise provided in Section 3.6 of this Plan, any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third (3rd) business day after it is deposited in the United States mail, certified or registered, postage pre-paid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until it is changed in accordance herewith, the Corporation and each Optionee shall specify as its and his address for receiving notices the address set forth in the Option Agreement pertaining to the shares to which such notice relates.

       3.22. Waiver of Notices. Any person entitled to notice hereunder may waive such notice.

       3.23. Successors. The Plan shall be binding upon the Optionee, his heirs, legatees and legal representatives and upon the Corporation and its successors and assigns.

       3.24. Headings. The titles and headings of sections and paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

       3.25. Word Usage. Words used in the masculine shall apply to the feminine where applicable and, wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

                                   EXHIBIT B


                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), dated as of September __, 1997, by and between Nashville Country Club, Inc., a Tennessee corporation ("NCCI") and TBA Entertainment Corporation, a Delaware corporation ("TBA").


                              W I T N E S S E T H:

         WHEREAS, NCCI is a corporation duly organized and existing under the laws of the State of Tennessee, having at the date hereof authorized capital stock consisting of (a) 20,000,000 shares of common stock, no par value per share ("NCCI Common Stock"), of which as of September __, 1997, __________ shares were issued and outstanding; and (b) 1,000,000 shares of preferred stock, no par value per share ("NCCI Preferred Stock"), of which as of September __, 1997, _________ shares were issued and outstanding; and in addition had, as of September __, 1997, ______ shares of NCCI Common Stock reserved for issuance pursuant to options and pursuant to exercise of outstanding warrants to purchase NCCI Common Stock; and

         WHEREAS, TBA is a corporation duly organized and existing under the laws of the State of Delaware having at the date hereof authorized capital stock of (a) 15,000,000 shares of common stock, par value $.001 per share ("TBA Common Stock"), of which 1,000 shares have been issued to, and are owned by, NCCI, and (b) 1,000,000 shares of Preferred Stock, par value $.001 per share ("TBA Preferred Stock"), none of which are issued and outstanding;

         WHEREAS, NCCI and TBA desire that NCCI merge with and into TBA and that TBA shall continue as the surviving corporation in such merger upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Delaware and the laws of the State of Tennessee (the "Merger"); and

         WHEREAS, the Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended;

         NOW, THEREFORE, in consideration of the premises and mutual agreements, provisions and covenants contained herein, and subject to the terms and conditions hereof, the parties hereto do hereby agree as follows:


                                   ARTICLE I

                         PRINCIPAL TERMS OF THE MERGER

         Section 1.1. Merger of NCCI into TBA. At the Effective Time of the Merger (as defined in Section 1.2 hereof), NCCI shall merge with and into TBA in accordance with the Tennessee Business Corporation Act (the "TBCA") and the General Corporation Law of the State of

Delaware (the "DGCL"). The separate existence of NCCI shall thereupon cease and TBA shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware under the name of TBA Entertainment Corporation.

         Section 1.2. Effective Time of the Merger. The Merger shall become effective as of the date and time (the "Effective Time of the Merger") the following actions are completed: (a) an appropriate certificate of merger is filed with the Secretary of State of the State of Tennessee in accordance with the TBCA and (b) an appropriate certificate of merger is filed with the Secretary of the State of Delaware in accordance with the DGCL.

         Section 1.3. Effects of the Merger. At the Effective Time of the Merger, the Merger shall have the effects specified in the TBCA, the DGCL and this Merger Agreement.

         Section 1.4. By-laws. At the Effective Time of the Merger, the By-laws of TBA as in effect immediately prior to the Effective Time of the Merger shall become the By-laws of the Surviving Corporation until duly amended in accordance with their terms and as provided by the DGCL.

         Section 1.5. Directors and Officers. At the Effective Time of the Merger, the directors and officers of TBA in office at the Effective Time of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and By-laws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and shall qualify.


                                   ARTICLE II

                          CERTIFICATE OF INCORPORATION
                          OF THE SURVIVING CORPORATION

         At the Effective Time of the Merger, the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of TBA.


                                  ARTICLE III

                        CONVERSION AND EXCHANGE OF STOCK

         Section 3.1. Conversion. At the Effective Time of the Merger, each of the following transactions shall be deemed to occur simultaneously:

         (a) Each share of NCCI Common Stock issued and outstanding, or held in treasury, immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of TBA Common Stock.

         (b) Each share of NCCI Preferred Stock issued and outstanding, or held in treasury, immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of TBA Preferred Stock.

         (c) Each option to purchase shares of NCCI Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the number of shares of TBA Common Stock which is equal to the number of shares of NCCI Common Stock which the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Time of the Merger (whether or not such option was then exercisable). The exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger.

         (d) Each warrant to purchase shares of NCCI Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to purchase, upon the same terms and conditions, the number of shares of TBA Common Stock which is equal to the number of shares of NCCI Common Stock which the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Time of the Merger (whether or not such warrant was then exercisable). The exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger.

         (e) Each share of TBA Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by NCCI shall be cancelled without any consideration being issued or paid therefor.

         Section 3.2. Exchange. (a) After the Effective Time of the Merger, each certificate theretofore representing issued and outstanding shares of NCCI Common Stock shall represent the same number of shares of TBA Common Stock, and each certificate theretofore representing issued and outstanding shares of NCCI Preferred Stock shall represent the same number of shares of TBA Preferred Stock.

         (b) At any time on or after the Effective Time of the Merger, any holder of certificates theretofore evidencing ownership of shares of NCCI Common Stock or NCCI Preferred Stock will be entitled, upon surrender of such certificates to the transfer agent of the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the number of shares of TBA Common Stock or TBA Preferred Stock, respectively, into which such NCCI Common Stock or NCCI Preferred Stock shall have been converted in the Merger. If any certificate representing shares of TBA Common Stock or TBA Preferred Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of TBA Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.


                                   ARTICLE IV

                    EMPLOYEE BENEFIT, INCENTIVE COMPENSATION
                       AND EMPLOYEE STOCK PURCHASE PLANS

         At the Effective Time of the Merger, each employee benefit plan, incentive compensation plan, employee stock purchase plan and other similar plans to which NCCI is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan, employee stock purchase plan or other similar plan of NCCI or any of its subsidiaries provides for the issuance or purchase of, or otherwise relates to, NCCI Common Stock, after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, TBA Common Stock.


                                   ARTICLE V

                                   CONDITIONS

         Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

         Section 5.1. Shareholder Approval. This Merger Agreement and the Merger shall have been adopted and approved by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on the record date fixed for determining the shareholders of NCCI entitled to vote thereon (the "Record Date"). This Agreement and the Merger shall also have been adopted and approved by NCCI as the holder of all the outstanding shares of TBA Common Stock prior to the Effective Time of the Merger.

         Section 5.2. Third Party Consents. NCCI shall have received all required consents to and approvals of the Merger.

         Section 5.3. Quotation on Nasdaq National Market. The shares of TBA Common Stock to be issued in the Merger, or reserved for issuance immediately after the Effective Time of the Merger, and the redeemable warrants to purchase shares of TBA Common Stock to be issued in the Merger in exchange for redeemable warrants of NCCI shall have been approved for quotation, subject to official notice of issuance, on the Nasdaq National Market.

         Section 5.4. Opinion as to Tax Matters. NCCI shall have received an opinion of Winstead Sechrest & Minick P.C., counsel to NCCI, with respect to the tax consequences of the Merger, in form and substance satisfactory to NCCI.


                                   ARTICLE VI

                                 MISCELLANEOUS

         Section 6.1. Amendment. This Merger Agreement may be amended, modified or supplemented in whole or in part, at any time prior to the Effective Time of the Merger with the mutual consent of the Boards of Directors of the parties hereto; provided, however, that the Merger Agreement may not be amended after it has been adopted by the shareholders of NCCI in any manner which, in the judgment of the Board of Directors of NCCI, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law.

         Section 6.2. Termination. This Merger Agreement may be terminated or abandoned by the parties hereto at any time prior to the filing of the Certificate of Merger notwithstanding approval of this Merger Agreement by the shareholders of either or both of NCCI or TBA.

         Section 6.3. Necessary Actions, etc. If at any date after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of NCCI, NCCI and its officers and directors at the Effective Time of the Merger shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of NCCI or otherwise to take any and all such action.

         Section 6.4. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

         Section 6.5. Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Merger Agreement.

         Section 6.6. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Tennessee, except to the extent the laws of the State of Delaware shall mandatorily apply to the Merger.

         IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Merger Agreement, pursuant to authority duly given by their respective Boards of Directors, have caused this Merger Agreement to be duly executed.

                                        NASHVILLE COUNTRY CLUB, INC.



                                        By:
                                             --------------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------


Attest:


---------------------------

                                        TBA ENTERTAINMENT CORPORATION




                                        By:
                                             --------------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------
Attest:


---------------------------

                                  CERTIFICATES


         The undersigned, Secretary of TBA Entertainment Corporation, a Delaware corporation, hereby certifies, pursuant to Section 252(c) of the General Corporation Law of the State of Delaware, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of TBA Entertainment Corporation, by its President and attested to by its Secretary, was duly submitted to the sole stockholder of TBA Entertainment Corporation, at a meeting thereof called for the purpose of considering and acting upon said Agreement and Plan of Merger, held on the ___ day of __________, 1997, and at said meeting said Agreement and Plan of Merger was adopted by the sole stockholder of TBA Entertainment Corporation, in accordance with the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate on the ___ day of __________, 1997.




                                                  ---------------------------
                                                  Secretary


         The undersigned, Secretary of Nashville Country Club, Inc., a Tennessee corporation, hereby certifies, pursuant to Section 252(c) of the General Corporation Law of the State of Delaware, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of Nashville Country Club, Inc. by its President and attested to by its Secretary, was duly submitted to the shareholders of Nashville Country Club, Inc. at a meeting thereof called for the purpose of considering and acting upon said Agreement and Plan of Merger, held after due notice on the ___ day of __________, 1997, and that at said meeting said Agreement and Plan of Merger was adopted by the shareholders of Nashville Country Club, Inc. in accordance with the Tennessee Business Corporation Act.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate on the ___ day of __________, 1997.





                                                  ---------------------------
                                                  Secretary

                                   EXHIBIT C

                          CERTIFICATE OF INCORPORATION

                                       OF

                         TBA ENTERTAINMENT CORPORATION


         The undersigned natural person, acting as an incorporator of a corporation under the General Corporation Law of Delaware, hereby adopts the following Certificate of Incorporation for such corporation:

                                   ARTICLE I

                                      NAME

         The name of the corporation is TBA Entertainment Corporation (the "Corporation").

                                   ARTICLE II

                                    PURPOSE

         The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE III

                                     SHARES

         The aggregate number of shares which the Corporation has authority to issue is Twenty Million (20,000,000) shares of Common Stock, par value $.001 per share, and One Million (1,000,000) shares of Preferred Stock, par value $.001 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                   ARTICLE IV

                          DENIAL OF PREEMPTIVE RIGHTS

         No stockholder of the corporation or other person shall have any preemptive right to purchase or subscribe to any shares of any class or any notes, debentures, options, warrants or other securities, now or hereafter authorized.

                                   ARTICLE V

                  ELECTION OF DIRECTORS; NONCUMULATIVE VOTING

         Directors shall be elected by plurality vote. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. No stockholder of this Corporation shall have the right to cumulate his votes.

                                   ARTICLE VI

                          REGISTERED OFFICE AND AGENT

         The street address of the initial registered office of the Corporation is 1013 Centre Road, Wilmington, New Castle County, Delaware 19805, and the name of its initial registered agent at such address is Corporation Service Company.

                                  ARTICLE VII

                                   DIRECTORS

         The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which constitute the whole Board of Directors shall be fixed by one or more resolutions adopted by the Board of Directors. Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

                                  ARTICLE VIII

                 LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

         No director (including any advisory director) of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                                   ARTICLE IX

                                   INDEMNITY

         Section 1. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
The termination of any action, suit, or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         Section 2. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

         Section 3. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 4. Any indemnification under Sections 1 and 2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. Notwithstanding the foregoing, a director, officer, employee or agent of the Corporation shall be able to contest any determination that the director, officer, employee or agent has not met the applicable standard of conduct set forth in Sections 1 and 2 by petitioning a court of appropriate jurisdiction.

         Section 5. Expenses (including attorneys' fees) incurred by an officer or director in defending or settling any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article
IX. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

         Section 6. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         Section 7. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this
Article IX.

         Section 8. For purposes of this Article IX, references to "the Corporation" shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the Corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         Section 9. For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

         Section 10. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE X

                                     BYLAWS

         The Bylaws of the Corporation may be amended or repealed, or new Bylaws may be adopted, (i) by the Board of Directors of the Corporation at any duly held meeting or pursuant to a written consent in lieu of such meeting, or
(ii) by the holders of a majority of the shares represented at any duly held meeting of stockholders, provided that notice of such proposed action shall have been contained in the notice of any such meeting, or pursuant to a written consent signed by the holders of a majority of the outstanding shares entitled to vote thereon.

                                   ARTICLE XI

                                  INCORPORATOR

         The name and address of the incorporator is:

                           Randall E. Roberts
                           5400 Renaissance Tower
                           1201 Elm Street
                           Dallas, Texas  75270-2199

         The undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly I have hereunto set my hand this the 1st day of August, 1997.



                                        ----------------------------------------
                                        Randall E. Roberts

                          NASHVILLE COUNTRY CLUB, INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 8, 1997

 P      The undersigned hereby appoints Thomas J. Weaver III, his true and
 R      lawful agent and proxy with full power of substitution, to
 O      represent the undersigned at the annual meeting of shareholders of
 X      Nashville Country Club, Inc., to be held at the Liftside Inn at The
 Y Village at Breckenridge Resort, Breckenridge, Colorado, on Monday, September 8, 1997, and at any adjournments thereof, on all matters coming before said meeting.

        Election of Directors, Nominees:

        Frank Bumstead, Charles Flood, Robert E. Geddes,
        Jeffrey McIntyre, Thomas Miserendino, Prab Nallamilli,
        Louis J. Risi, Jr. Steven L. Risi, Jose F. Rosado, Mark van Hartesvelt, Frank A. McKinnie Weaver, Sr., Thomas J. Weaver and Kyle Young

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Proxies cannot vote your shares unless you sign and return this card.

                                                                    SEE REVERSE
                                                                        SIDE

--------------------------------------------------------------------------------

[X] Please mark your
    votes as in this
    example.


1.      Election of Directors
        (see reverse).                          FOR             WITHHELD
                                            all Nominees        from all
                                             (except as         Nominees
                                            noted below)

                                                [ ]               [ ]

2.      Proposal to approve the
        1997 Stock Option Plan                  FOR     AGAINST    ABSTAIN

                                                [ ]       [ ]        [ ]

3.      Proposal to approve the
        Name Change Proposal                    FOR     AGAINST    ABSTAIN

                                                [ ]       [ ]        [ ]

4.      Proposal to approve the
        Reincorporation Proposal                FOR     AGAINST    ABSTAIN

                                                [ ]       [ ]        [ ]

5.      In their discretion, the Proxies
        are authorized to vote upon such
        other business as may properly
        come before the meeting


For all nominees, except vote withheld from the following nominee(s):

--------------------------------------------------------------------

SIGNATURE(S)                                        DATE
            --------------------------------------      ------------

SIGNATURE(S)                                        DATE
            --------------------------------------      ------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.